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                                                                    Exhibit 10.3

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.


                             RMH TELESERVICES, INC.

                         COMMON STOCK PURCHASE WARRANT

______ Warrants
       Common Shares                                                  DW -
--------------------
                                                              September 28, 2001

     This certifies that _____________________, or its assigns (the "Holder"), is the owner of ______ Common Stock Purchase Warrants (the "Warrants"), each of which represents the right to purchase from RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), subject to the terms set forth below, in whole or in part, at any time until September 28, 2006 at 5:00 p.m., Minneapolis, Minnesota time (the "Expiration Date"), one (1) duly authorized, validly issued, fully paid and non-assessable share of Common Stock of the Company, as constituted on the date hereof (the "Common Stock"), at a purchase price of twelve dollars ($12.00) per share of Common Stock (subject to adjustment as provided herein, the "Exercise Price").

1.   Exercise of Warrant.

     1.1  Exercise  This Common Stock Purchase Warrant (this "Warrant") may be
          --------
exercised by the Holder, in whole or in part (but in minimum quantities of 10,000 shares), at any time on and after the date hereof and prior to the Expiration Date (the "Warrant Exercise), by surrendering the Warrant with the form of exercise (the "Warrant Exercise Form") attached hereto duly executed by the Holder, to the Company at its principal office, accompanied by payment, unless the Holder is exercising under Section 5 herein, in cash or by cashier's check payable to the order of the Company, of the Exercise Price payable in respect of the Common Stock being purchased. If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon the Warrant Exercise, execute and deliver to the Holder a new warrant (dated as of the date hereof) evidencing the number of shares of Common Stock not so purchased.

     1.2  Delivery of Certificates.  As soon as practicable after the Warrant
          ------------------------
Exercise and payment of the Exercise Price, and in any event within five (5) business days, the Company, at its sole cost and expense (including the payment by it of any applicable issuance taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates representing the shares of Common Stock purchased pursuant to the Warrant Exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

     The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated September 28th, 2001, issued by RMH Teleservices, Inc., a copy of which is available for inspection at the principal office of RMH Teleservices, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the 1933 Act is then in fact applicable to such shares.

     1.3   When exercise effective. Each exercise of this Warrant shall be
           -----------------------
deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the stockholder(s) of record thereof.

     1.4   Representations of Holder.  The Holder represents, warrants and
           -------------------------
acknowledges to the Company that:

     1.4.1 it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act;

     1.4.2 it has been furnished with and has carefully read all documents that the Holder has deemed necessary in connection with its investment in the Warrant and is aware of the merits and risks of an investment in the Warrant to be purchased by it and, due to its knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of such investment;

     1.4.3 it has been given the opportunity to ask questions of, and receive answers from, the Company (including its authorized representatives) concerning the terms and conditions of the Warrant to be purchased by it and other matters pertaining to an investment in the Warrant, in order for the Warrant holder to evaluate the merits and risks of an investment in the Warrant to be purchased by it to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

     1.4.4 it is aware this Warrant has not been registered under the Securities Act, or any state securities or blue sky laws and, therefore, the Warrant cannot be resold unless it is registered under such laws or unless an exemption from registration thereunder is available;

     1.4.5 it is purchasing the Warrant for its own account for investment, and not with a view to, or for resale in connection with the distribution thereof, and has no present intention of distributing or reselling the Warrant; and

     1.4.6 in making the foregoing representations, it is aware that it must bear, and is able to bear, the economic risk of such investment for an indefinite period of time.

     1.5   Representations of the Company.
           ------------------------------
The Company represents, warrants and acknowledges to the Holder that:

     1.5.1 it is a corporation duly formed and validly existing in the Commonwealth of Pennsylvania;

     1.5.2 the Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of all Warrants at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

     1.5.3 this Warrant has been duly authorized and approved by all requisite action of the Company, and constitutes a valid and binding agreement of the Company; and

when issued in accordance with the terms of this Warrant, the shares of Common Stock covered by this Warrant will be duly authorized and validly issued, fully paid and nonassessable.

2. Negotiability and Transfer. This Warrant is issued upon the following terms, to which the Holder consents and agrees:

     2.1 Absolute Owner. Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered Holder as absolute owner hereof for all purposes without being affected by any notice to the contrary.

     2.2 Successive Holder. Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

3. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

     3.1 Divisions; Consolidations, Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any shares of Common Stock in payment of a dividend or other distribution with respect to its Common Stock or other shares of capital stock, (ii) subdivide its issued and outstanding shares of Common Stock, (iii) consolidate its issued and outstanding shares of Common Stock into a smaller number of shares, or (iv) reclassify or convert the shares of Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination governed by Section 3.9), then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     3.2 Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than an issuance of convertible or exchangeable securities subject to Section 3.1) to all holders of its Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower (at the record date for such issuance) than the then Fair Market Value (as defined in Section 5.3 hereof) per share of Common Stock, then the Company shall ensure that at the time of such issuance, the same or a like offer or invitation is made to the Holder as if its Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 3.1 for a prior event) on which such Warrants could have been exercised on such date; provided that if the board of directors of the Company (the "Board") so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holder, but the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional shares of Common Stock which may be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (y) the number of shares which the total consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Fair Market Value per share of Common Stock.

     In the event that the Company decreases the purchase price per share of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Article 3), then the number of shares of Common Stock thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding shares of Common Stock plus the number of shares of Common Stock which may thereafter be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding shares of Common Stock plus (y) the number of shares of

Common Stock which the aggregate decreased purchase price would have purchased at the then Fair Market Value per share of Common Stock.

     In the event that the Company increases the number of shares of Common Stock which may be purchased or subscribed for upon exercise, exchange or conversion of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Section 3), then the number of shares of Common Stock thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding shares of Common Stock plus the number of shares of Common Stock which may thereafter be purchase or subscribed for upon exercise, exchange or conversion of such rights, option, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding shares of Common Stock plus (y) the number of shares of Common Stock which theretofore could have been purchase or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities.

     Except as otherwise provided above or in Section 3.11, such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, or the date of any such decrease in purchase price or such increase in underlying Common Stock, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities or to such decrease or increase.

     3.3 Issuances of Common Stock at Lower Values. In case the Company shall sell and issue any shares of Common Stock or Right (as defined below) (excluding
(i) any Right issued in any of the transactions described in Section 3.1 or 3.2 above, (ii) shares of Common Stock issued pursuant to the Warrants or any Right issued in any transaction described in Section 3.1 or 3.2 above, (iii) shares of Common Stock issued pursuant to options outstanding as of the date hereof, and
(iv) shares of Common Stock or Rights issued as consideration when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company in an arm's-length transaction between the Company and a Person (as defined below) (other than an Affiliate of the Company, as defined below) at a price per share of Common Stock (determined in the case of any such Right, by dividing (x) the total consideration receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such Right) that is lower than the Fair Market Value per share of Common Stock as determined immediately prior to the date of such sale or issuance (or, in the case of a Securities Offering (as defined below) of shares of Common Stock or Rights, the date not more than five business days prior to the date of such sale or issuance on which the Company fixes the price therefor) then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Fair Market Value per share of Common Stock. For purposes of this Section 3.3, the shares of Common Stock which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale and issuance of such Right and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Stock covered thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 3.3, the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "Right" means any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more shares of Common Stock, excluding the Warrants. For purposes of this Article 3, "Securities Offering" shall mean a bona fide public offering or private placement (to five or more investors) pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S thereunder, made through at least one investment bank of national standing.

     For purposes of this Section 3 a "Person" means an individual, general partnership, limited partnership, corporation trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. An "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     3.4 Distribution of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall make a distribution to holders of its Common Stock of (i) evidences of its indebtedness, or assets, or other dividends or distributions, or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (excluding (1) any issuance of Common Stock referred to in Section 3.1 above, (2) distributions in connection with the dissolution, liquidation or winding-up of the Company governed by Section 3.10 and (3) distributions of securities referred to in Section 3.1, Section 3.2 or
Section 3.3), then, in each case, the number of shares of Common Stock purchasable after the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 3.11, if applicable) upon the exercise of each Warrant, shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such date by a fraction, the numerator of the Fair Market Value per share of Common Stock immediately prior to such date and the denominator of which shall be the Fair Market Value per share of Common Stock immediately prior to such date less (a) any cash so distributed per share of Common Stock plus (b) the then fair value (as determined in good faith by the Board and set forth in a Board resolution delivered to the

Holder) of the evidences of its indebtedness, or non-cash assets or other non-cash dividends or distributions, options or subscription or purchase rights so distributed attributable to one share of Common Stock (notwithstanding the foregoing, if the fair value in the above formula equals or exceeds the Fair Market Value per share of Common Stock, then the Fair Market Value per share of Common Stock shall be equal to such fair value). Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 3.11, if applicable).

     3.5 Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges (including, without limitation, any Rights) that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, exchanged or converted, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise, exchange or conversion of such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, exchange or conversion plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 3.1) have the effect of decreasing the number of shares of Common Stock issuable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion exchange privileges.

     3.6 Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 3, the following shall apply:

     (i) in the case of the issuance of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (ii) in the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a Board resolution which shall be provided promptly thereafter to the Holder; and

     (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for shares of Common Stock (including, without limitation, any Rights), the

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aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such rights, options, warrants or securities convertible into or exchangeable for shares of Common Stock, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and
(ii) of this Section 3.6).

     3.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-ten-billionth of a share.

     3.8 Adjustments of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per share of Common Stock payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $0.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to shares of Common Stock in this Section 3.

     3.9   Consolidation, Merger, Etc.

     (i) Subject to the provisions of Subsection (ii) below of this Section 3.9, in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Stock if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of

Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.


     (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Stock in exchange for their shares of Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease and the Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall, after receipt of surrendered Warrant Certificates, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder.

     3.10   When No Adjustment Required. No adjustments need be made for:

     (i) exercises of Rights granted to and held by directors of the Company or employees of the Company or any of its subsidiaries, and existing on the Closing Date;

     (ii) Rights granted to and held by directors of the Company or employees of the Company or its subsidiaries after the Closing Date or Common Stock issued or granted to such employees or directors after the Closing Date, whether or not upon the exercise, exchange or conversion of any such Rights, to the extent that all such shares of Common Stock do not have (and such Rights are not exercisable, exchangeable or convertible for shares of Common Stock having) an aggregate equity value in excess of 5.0% of the equity value of the Company (such percentage to be calculated on a fully-diluted basis after giving effect to all Common Stock and Rights outstanding on the Closing Date), as determined in good faith by the Board and set forth in a Board resolution delivered upon request to any Holder;

     (iii) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest; or

     (iv) a Securities Offering of any security trading on any national securities exchange or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "Reference Security"), where such security (or the Reference Security as applicable) is sold to investors at a price at least equal to the closing sale, bid or ask price (whichever is customary) of such security (or the Reference Security as applicable) on the date (not more than five business days prior to the consummation of such Securities Offering, or an average of such days not exceeding five) on which the Company fixes such price for such sale.

     (v) To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     3.11 Detachable Rights, Options or Warrants. Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of Section 3.2 or Section 3.4 (and no adjustment under such Section will be required) until the date of occurrence of the earliest Trigger Event. If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment under Section 3.2 or Section 3.4, (1) in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and
(2) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted as if such rights, options or warrants had never been issued.

     3.12 Shareholder Rights Plans. Notwithstanding the foregoing, if the Company distributes "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Stockholder Rights"), the Company shall, in lieu of making any adjustment pursuant to this Section 3, make proper provision so that if the Warrant Exercise is made after the record date for such distribution and prior to the expiration or redemption of the Stockholder Rights, the Holder shall be entitled to receive upon the Warrant Exercise, in addition to the shares of Common Stock issuable upon the Warrant Exercise, a number of Stockholder Rights to be determined as follows: (a) if the Warrant Exercise occurs on or prior to the date of distribution to the holders of Rights of separate certificates evidencing such Stockholder Rights (the "Distribution Date"), the same number of Stockholder Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the Warrant Exercise at the time of the Warrant Exercise would be entitled in accordance with the terms and provisions of and applicable to the Stockholder Rights; and (b) if the Warrant Exercise occurs after the Distribution Date, the same number of Stockholder Rights to which a holder of the number of shares of

Common Stock purchasable under this Warrant would be entitled if this Warrant was exercised immediately prior to the Distribution Date in accordance with the terms and provisions of and applicable to the Stockholder Rights, and in each case subject to the terms and conditions of the Stockholder Rights.

     3.13 Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, Holders shall be entitled to receive any securities of the Company other than Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Article 3.

     3.14 Other Events. If any event occurs as to which the foregoing provisions of this Section 3 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then there shall be made such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of each Warrant.

     3.15 Method and Notice of Adjustment. When any adjustment is required to be made in the Exercise Price, initial or adjusted, the Company shall forthwith determine the new Exercise Price, and

     (i) Prepare and retain on file, a statement describing in reasonable detail the method used in arriving at the new Exercise Price; and

     (ii) Cause a copy of such statement to be mailed to the Holder within ten
(10) days after the date of the circumstances giving rise to the adjustment occurs.

     3.16 Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. If any fraction of a share of Common Stock would, except for the provisions of this Section 3.16, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash calculated by it to be equal to the then Fair Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.

     3.17 When Issuance or Payment May be Deferred. In any case in which this
Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder with respect to any Warrant exercised after such record date the shares of Common Stock and other shares in the capital of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other shares in the capital of the

Company, if any, issuable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Stock, other shares and cash upon the occurrence of the event requiring such adjustment.

     3.18 No Dilution or Impairment. The Company will not by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not (a) increase the par value of the Common Stock above the Exercise Price or (b) take any action that would, after giving effect to the provisions of this Section 3, result in a reduction of the Exercise Price to an amount below the par value per share of Common Stock unless the Company takes all action necessary in order to protect the Holder against dilution or other impairment as contemplated by this Section 3. At all times, the Company will take all such action (including, without limitation, reducing the par value of the Common Stock) as may be necessary or appropriate in order that the Company may validly and legally issue Common Stock upon the exercise of the Warrants.

4.   Transferability; Registration Rights.

     4.1 Transferability. Prior to making any disposition of this Warrant or of any Common Stock purchased upon the Warrant Exercise, the Holder will give written notice (the "Transfer Notice") to the Company describing briefly the manner of any such proposed disposition. The Holder will not make any such disposition until: (a) the Company has notified the Holder that, in the opinion of its counsel, registration under the Securities Act of 1933, as amended (the "1933 Act"), is not required with respect to such disposition, or (b) a registration statement covering the proposed distribution has been filed by the Company and has become effective. The Holder then will make such disposition only pursuant to the conditions of such opinion or registration. The Company agrees that, upon receipt of the Transfer Notice, it will use its best efforts, in consultation with the Holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the Holder promptly with respect thereto, and the Holder will cooperate in providing the Company with information necessary to make such determination.

     4.2 Registration Rights. The Holder shall have the registration rights and obligations set forth in the Registration Rights Agreement dated September 28, 2001, between the Company, the Holder and the Purchasers (as defined therein).

5.   Cashless Exercise Option.

     5.1 Conversion. So long as the Fair Market Value is greater than the Exercise Price, the Holder shall have the right to elect to effect exercises of this Warrant through one or more transactions of a type commonly referred to as a "cashless exercise" in conformity with the provisions of Regulation T of the Federal Reserve Board of Governors (each a "Cashless

Exercise"). In the event of any such Cashless Exercise, it is understood that the Company will receive payment of the Exercise Price in cash from the Holder or from the broker selected by such Holder as described below. To effect a Cashless Exercise of this Warrant, the Holder shall deliver to the Company and to a broker selected by such Holder and acceptable to the Company in its reasonable discretion such Holder's completed Warrant Exercise Form together with instructions for the Company to deliver to such broker the Common Stock issuable upon such exercise, and the Company shall take such actions as are necessary and appropriate to facilitate such Cashless Exercise, including (without limitation) to verify to such broker that it will deliver, and to deliver, such Common Stock promptly to such broker. Until such time as this Warrant is exercised in full or expires, the Exercise Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     5.2   Intentionally Left Blank.

     5.3 Fair Market Value Defined. The "Fair Market Value" of one share of Common Stock (the "Determination Date") shall mean:

     (i) If the Common Stock is traded on an exchange or is quoted on the Nasdaq National Market System or the Small Cap Market then the average closing or last sale prices reported for the ten (10) trading days immediately preceding the Determination Date.

     (ii) If the Common Stock is not traded on an exchange or on the Nasdaq National Market System or the Small Cap Market but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) trading days immediately preceding the Determination Date.

     (iii) If the Common Stock is not publicly traded and there has been a bona fide sale of such Common Stock for cash in an arm's length transaction within forty- five (45) days prior to the Determination Date by the Company privately to one or more investors unaffiliated with the Company (a "Qualifying Sale"), then such most recent sales price.

     (iv) If the Common Stock is not publicly traded and there has been no Qualifying Sale, then the highest price per share which the Company could obtain from a willing buyer in an arm's length transaction (not including a current employee or director), as determined in good faith by the Board of Directors of the Company based on the written advice of a nationally recognized Independent Financial Expert. For purposes of determining Fair Market Value in accordance with this Section 5, an Independent Financial Expert means a Financial Expert that does not (and, to the knowledge of the Company after due inquiry, whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or Affiliates, which has not been for at least five years and, at the time that it is called upon to give independent financial advice to the Company, is not (and, to the knowledge of the Company after due inquiry, none of its directors, executive officers or 5% stockholders is) a promoter, director or officer of the Company or any of its subsidiaries or Affiliates.

6.   Notices.

     6.1 Shareholder Notices. The Company shall mail to the Holder, at the Holder's last known post office address appearing on the books of the Company, not less than fifteen (l5) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

     6.2 Other Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     if to the Holder:

         To such address as may be designated in writing to the Company by the Holder.

     with copy to:

         ThinkEquity Partners LLC
         222 South Ninth Street, Suite 2800
         Minneapolis, Minnesota 55402
         Attn: Patricia Bartholomew, Esq.
         Fax: 612-692-8250

     if to the Company:

         RMH Teleservices, Inc.
         40 Morris Avenue
         Bryn Mawr, PA 19010
         Attention: John A. Fellows
         Fax: 610-520-5354

     with copy to:

         Wolf, Block, Schorr and Solis-Cohen LLP
         1650 Arch Street
         22/nd/ Floor
         Philadelphia, PA 19103-2097
         Attn: John M. Coogan, Jr., Esq.
         Fax: 215-977-2334

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

7. Reservation of Common Stock. The Company shall at all times reserve and keep available such number of shares of its authorized but unissued Common Stock deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants. The Company represents, warrants, covenants and agrees that all shares of Common Stock of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid, non-assessable and not subject to any calls for funds and free from pre-emptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.

8. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

9.   Miscellaneous.

     9.1 Common Stock. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company.

     9.2 Survival. The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased upon exercise of this Warrant, and the word "holder" shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Minnesota without regard to its choice of law principles.

     9.3 Validly Issued, Fully Paid. All shares of Common Stock or other securities issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

     9.4 Signatures. Signatures to this warrant may be manual or facsimile.

     9.5 Warrant Holder Deemed Not a Stockholder. Notwithstanding anything contained herein to the contrary, the Holder of this Warrant shall not be deemed a stockholder (including, no right to vote on any matters coming before the shareholders) of the Company for any purpose whatsoever unless and until this Warrant is duly exercised.

     IN WITNESS WHEREOF, this Warrant has been duly executed this 28th day of September, 2001.


                                       RMH TELESERVICES, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                             WARRANT EXERCISE FORM

To be signed only upon exercise of the Warrant.

     The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, __________________ shares of Common Stock of RMH Teleservices, Inc. to which such Warrant relates and herewith makes payment of $___________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, _________________________, the address for which is set forth below the signature of the undersigned.

Dated: ___________________

__________________________        ______________________________________________
(Taxpayer's I.D. Number)          (Signature)

                                  ______________________________________________

                                  ______________________________________________
                                  (Address)

                                ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrant.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase shares of Common Stock of RMH Teleservices, Inc. to which the attached Warrant relates and appoints _________________, attorney, to transfer said right on the books of RMH Teleservices, Inc. with full power of substitution in the premises.

Dated: ___________________


                                      __________________________________________
                                      (Signature)

                                      __________________________________________

                                      __________________________________________
                                      (Address)

                            CASHLESS EXERCISE FORM
  (To be executed upon exercise of Warrant pursuant to Section 5 of Warrant)


     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the attached Common Stock Purchase Warrant for, and to purchase thereunder, ______________________ shares of Common Stock, as provided for in Section 5 therein.

     If said number of shares is not all the shares purchasable under the attached Common Stock Purchase Warrant, a new Warrant is to be issued in the name of the undersigned for the whole remaining balance of the shares purchasable thereunder rounded up to the next higher number of shares.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional shares to:



NAME    __________________________________________________________
                 (Please Print Name)


ADDRESS    ____________________________________________________________

           ____________________________________________________________


SOCIAL SECURITY NO.  __________________________________________________



SIGNATURE  _______________________________________________________


NOTE: The above signature should correspond exactly with the name on the first page of this Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form on the preceding page.